Senior Unsecured Bond - Schedule of Breakdwn of Senior Unsecured Bond and Total Deferred Financig Costs (Detail) - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017
Debt Instrument [Line Items]
Total Bond, net of deferred financing costs	$ (732,378)	$ (772,191)
2017 Senior Unsecured Bonds [Member]
Debt Instrument [Line Items]
Total Bond	(100,000)	(100,000)
Less deferred financing costs	1,188	1,416
Total Bond, net of deferred financing costs	$ (98,812)	$ (98,584)